EXHIBIT Q

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these  presents  that the  undersigned  Trustee of USAA
MUTUAL FUNDS TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ CHRISTOPHER W. CLAUS                    SEPTEMBER 13, 2006
-----------------------------               --------------------
Christopher W. Claus                        Date
Trustee


On this 13th day of September 2006, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Christopher W. Claus, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
                                            /S/ PATRICIA M. MCCLAIN
My Commission Expires:                      --------------------------
August 17, 2007                             Notary Public
                                            State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Treasurer of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as the Treasurer of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S DEBRA K. DUNN                            SEPTEMBER 13, 2006
----------------------------------          ----------------------
Debra K. Dunn                               Date
Treasurer (Principal Financial and
Accounting Officer)


On this 13th day of September, 2006, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Debra K. Dunn, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:                      /S/ PATRICIA M. MCCLAIN
                                            --------------------------
August 17, 2007                            Notary Public
                                           State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these  presents  that the  undersigned  Trustee of USAA
MUTUAL FUNDS TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ ROBERT L. MASON                         SEPTEMBER 13, 2006
----------------------------                ----------------------
Robert L. Mason                             Date
Trustee


On this 13th day of September, 2006, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Robert L. Mason, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                      /S/ PATRICIA M. MCCLAIN
                                            -----------------------
August 17, 2007                             Notary Public
                                            State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these  presents  that the  undersigned  Trustee of USAA
MUTUAL FUNDS TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ RICHARD A. ZUCKER                       SEPTEMBER 13, 2006
-----------------------------               --------------------------
Richard A. Zucker                           Date
Trustee


On this 13th day of September, 2006, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Richard A. Zucker, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                      /S/ PATRICIA M. MCCLAIN
                                            -----------------------
August 17, 2007                             Notary Public
                                            State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these  presents  that the  undersigned  Trustee of USAA
MUTUAL FUNDS TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


/S/ BARBARA B. DREEBEN                      SEPTEMBER 13, 2006
-------------------------------             ------------------------
Barbara B. Dreeben                          Date
Trustee


On this 13th day of September, 2006, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Barbara B. Dreeben, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:                      /S/ PATRICIA M. MCCLAIN
                                            -----------------------
August 17, 2007                             Notary Public
                                            State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these  presents  that the  undersigned  Trustee of USAA
MUTUAL FUNDS TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ MICHAEL F. REIMHERR                     SEPTEMBER 13, 2006
------------------------------              ------------------------
Michael F. Reimherr                         Date
Trustee



On this 13th day of September, 2006, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Michael F. Reimherr, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                      /S/ PATRICIA M. MCCLAIN
                                            -----------------------
August 17, 2007                             Notary Public
                                            State of Texas